EX-99.23(d)(170)

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
               STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of JNL Series Trust ("Trust").

     WHEREAS, the parties wish to amend the Agreement in order to remove the following funds: 1) the JNL/S&P Retirement Income Fund, which is being merged into the JNL/S&P Managed Moderate Fund; 2) the JNL/S&P Retirement 2015 Fund, which is being merged into the JNL/S&P Managed Moderate Growth Fund; 3) the JNL/S&P Retirement 2020 Fund, which is being merged into the JNL/S&P Managed Growth Fund; and 4) the JNL/S&P Retirement 2025 Fund, which is being merged into the JNL/S&P Managed Growth Fund of the Trust.

     WHEREAS, in order to reflect the above-referenced Fund mergers, Schedule A and Schedule B to the Agreement must be amended to remove the merged funds.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 28, 2009, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 28, 2009, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be effective as of the 28th day of September, 2009.


JACKSON NATIONAL ASSET                  STANDARD & POOR'S
MANAGEMENT, LLC                         INVESTMENT ADVISORY SERVICES LLC

By:      /s/ Mark D. Nerud              By:    /s/ Robert Barriera
Name:    MARK D. NERUD                  Name:  Robert Barriera
Title:   PRESIDENT                      Title: VICE PRESIDENT

                                   SCHEDULE A
                               SEPTEMBER 28, 2009
                                     (Funds)

  ----------------------------------------------------------------------------
                           JNL/S&P Managed Growth Fund
  ----------------------------------------------------------------------------
                        JNL/S&P Managed Conservative Fund
  ----------------------------------------------------------------------------
                      JNL/S&P Managed Moderate Growth Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Managed Moderate Fund
  ----------------------------------------------------------------------------
                     JNL/S&P Managed Aggressive Growth Fund
  ----------------------------------------------------------------------------
                        JNL/S&P Disciplined Moderate Fund
  ----------------------------------------------------------------------------
                    JNL/S&P Disciplined Moderate Growth Fund
  ----------------------------------------------------------------------------
                         JNL/S&P Disciplined Growth Fund
  ----------------------------------------------------------------------------
                       JNL/S&P Competitive Advantage Fund
  ----------------------------------------------------------------------------
                      JNL/S&P Dividend Income & Growth Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Intrinsic Value Fund
  ----------------------------------------------------------------------------
                            JNL/S&P Total Yield Fund
  ----------------------------------------------------------------------------

                                   SCHEDULE B
                               SEPTEMBER 28, 2009
                                 (Compensation)
  ----------------------------------------------------------------------------
                                      FUNDS
  ----------------------------------------------------------------------------
                           JNL/S&P Managed Growth Fund
  ----------------------------------------------------------------------------
                        JNL/S&P Managed Conservative Fund
  ----------------------------------------------------------------------------
                      JNL/S&P Managed Moderate Growth Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Managed Moderate Fund
  ----------------------------------------------------------------------------
                     JNL/S&P Managed Aggressive Growth Fund
  ----------------------------------------------------------------------------
                        JNL/S&P Disciplined Moderate Fund
  ----------------------------------------------------------------------------
                    JNL/S&P Disciplined Moderate Growth Fund
  ----------------------------------------------------------------------------
                         JNL/S&P Disciplined Growth Fund
  ----------------------------------------------------------------------------
    ASSETS                                                      ANNUAL RATE

   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $0 to $2.5 Billion                                              0.05%
   Over $2.5 Billion                                               0.04%
   ------------------------------------------------------- --------------------
   THE ASSETS OF THE FUNDS ARE AGGREGATED FOR PURPOSES OF
   CALCULATING THE SUB-ADVISORY FEE.


  ----------------------------------------------------------------------------
                       JNL/S&P Competitive Advantage Fund
  ----------------------------------------------------------------------------
                      JNL/S&P Dividend Income & Growth Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Intrinsic Value Fund
  ----------------------------------------------------------------------------
                            JNL/S&P Total Yield Fund
  ------------------------------------------------------- --------------------
    ASSETS                                                      ANNUAL RATE
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $0 to $1Billion                                                 0.08%
   Next $2 Billion                                                 0.07%
   Over $3 Billion                                                 0.05%
   ------------------------------------------------------- --------------------
   THE ASSETS OF THE FUNDS ARE AGGREGATED FOR PURPOSES OF
   CALCULATING THE SUB-ADVISORY FEE.